SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)          November 27, 2001
                                                       -----------------------



                              U.S. AGGREGATES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



     Delaware                           000-15217                57-0990958
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                       Identification No.)



     147 WEST ELECTION ROAD, SUITE 110, DRAPER, UT                 84020
--------------------------------------------------------------------------------
      (Address of Principal Executive Offices)                   (Zip Code)



                                 (801) 984-2600
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     On November 27, 2001, U.S. Aggregates, Inc. (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  EXHIBITS.

Exhibit 99.1 Press Release dated November 27, 2001, entitled "U.S. Aggregates Common Stock Moved to Over-The-Counter Bulletin Board."





                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                 U.S. AGGREGATES, INC.


                                 By:   /s/  Stanford Springel
                                    --------------------------------------------
                                    Stanford Springel,
                                    Chief Executive Officer